                                                                      EXHIBIT 32

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), each of the undersigned officers of Liberty Media LLC, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Annual Report on Form 10-K for the period ended December 31, 2006 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2006 and 2005 and for the three years ended December 31, 2006.

Dated: March 14, 2007                                     /s/ GREGORY B. MAFFEI
                                                          --------------------------------------------
                                                          Gregory B. Maffei
                                                          Chief Executive Officer and President

Dated: March 14, 2007                                     /s/ DAVID J.A. FLOWERS
                                                          --------------------------------------------
                                                          David J.A. Flowers
                                                          Senior Vice President and Treasurer
                                                          (Principal Financial Officer)

Dated: March 14, 2007                                     /s/ CHRISTOPHER W. SHEAN
                                                          --------------------------------------------
                                                          Christopher W. Shean
                                                          Senior Vice President and Controller
                                                          (Principal Accounting Officer)

    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.